Exhibit 10.4

STATE OF ALABAMA	)
)
COUNTY OF MOBILE	)

REAL ESTATE MORTGAGE

THIS INDENTURE made this 31st day of May, 2006, by and between MAGNETECH INDUSTRIAL SERVICES OF ALABAMA, LLC, whose address is 1125 South Walnut St., South Bend, Indiana 46619, (hereinafter called "Borrower"), Mortgagor, and LAURUS CAPITAL MANAGEMENT, L.L.C., whose address is 825 3rd Avenue, 14th Floor, New York, New York 10022 (hereinafter called "Lender"), Mortgagee:

R E C I T A L S:

WHEREAS, Borrower is justly indebted to Lender in the principal sum of ONE MILLION SIX HUNDRED THOUSAND AND NO/100 DOLLARS, ($1,600,000.00) as evidenced by a certain Promissory Note of even date herewith, payable in accordance with the terms and conditions set forth therein (hereinafter called "Promissory Note").

W I T N E S S E T H:

NOW THEREFORE, KNOW ALL MEN BY THESE PRESENTS that the undersigned, in consideration of the indebtedness above mentioned, and to secure the prompt payment of same, with interest thereon, and any extensions, modifications or renewals of same, and further to secure the performance of the covenants, conditions and agreements hereinafter set forth, and in the Promissory Note and all other documents evidencing, securing, guaranteeing or executed in connection therewith, (hereinafter "Loan Documents", all of the terms of which are incorporated herein by reference) has bargained and sold and does hereby GRANT, BARGAIN, SELL and CONVEY unto Lender, its successors and assigns, the following described land, real estate, buildings and improvements, fixtures, furniture and other personal property (which together with any additional such property hereafter acquired by Borrower and subject to the lien of this Mortgage is hereinafter referred to as the "Mortgaged Property"), to-wit:

A. all right, title and interest of the Borrower in, to, under and derived from that tract or parcel of land described on Exhibit “A” which is attached hereto and incorporated herein by reference (the "Premises");

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B. all buildings, structures and improvements of every kind whatsoever now or hereafter situated on the Mortgaged Property described in Exhibit “A” and all fixtures, fittings, buildings, materials, machinery, equipment, furniture, furnishings and personal property of every nature whatsoever now or hereafter owned by Borrower and located in, on and used in connection with or with the operation of said Premises, buildings, structures or other improvements, including all extensions, additions, improvements, betterments, renewals and replacements to any of the foregoing;

C. all easements, rights of way, rights of ingress and egress, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interest, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging, relating or appertaining to any of the Mortgaged Property hereinabove described, or which hereafter shall in any way belong, relate or be appurtenant thereto, whether now owned or hereafter acquired by Borrower, and the reversion and reversions, remainder and remainders, rents, issues, profits thereof, and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Borrower of, in and to the same, including but not limited to: (i) all rents, profits, issues and revenues of the Mortgaged Property from time to time accruing, whether under leases or tenancies now existing or hereafter created, reserving to Borrower, however, so long as Borrower is not in Default hereunder, the right to receive and retain the rents, issues and profits thereof; and (ii) all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the premises or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking or otherwise) to the Premises or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including any award for change of grade or streets. Lender is hereby authorized on behalf and in the name of Borrower to execute and deliver valid acquittances for, and appeal from, any such judgments or awards. Lender may apply all such sums or any part thereof so received, after the payment of all its expenses, including costs and attorney's fees, on the indebtedness secured hereby in such manner as it elects, or at its option, the entire amount or any part thereof so received may be released to Borrower;

D. all proceeds, cash or non-cash (including, but not limited to, all inventory, accounts, chattel paper, documents, instruments, tort and insurance proceeds, equipment, fixtures, consumer goods and general intangibles with cash proceeds of any of the property described above), of any of the foregoing types or items of property described above;

PROVIDED, HOWEVER, that these presents are upon the condition that, if Borrower shall pay or cause to be paid to Lender the principal and interest payable in respect to the Promissory Note, and shall keep, perform and observe all the covenants and promises in the Promissory Note, and any renewal, extensions or modifications thereof, the Loan Documents and this Mortgage expressed to be kept, performed and observed by and on the part of Borrower, then this Mortgage and all the

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properties, interest and rights herein granted, bargained and sold shall cease, terminate and be void, but shall otherwise remain in full force and effect.

AND, Borrower covenants and agrees with Lender as follows:

ARTICLE I

1.01 PERFORMANCE OF NOTE AND MORTGAGE. Borrower will perform, observe and comply with all provisions hereof and of the Loan Documents and of the Promissory Note secured hereby and thereby and will duly and punctually pay to Lender the sum of money expressed in the Promissory Note with interest thereon and all other sums required to be paid by Borrower pursuant to the provisions of this Mortgage, all without any deductions or credit for taxes or other similar charges paid by Borrower.

1.02 WARRANTY OF TITLE. Borrower is lawfully seized of an indefeasible fee simple estate in the Mortgaged Property and has good and absolute title to all property hereby mortgaged or pledged and has full power and lawful authority to sell, convey and mortgage the same in the manner and form aforesaid; that the same is free and clear of all liens, charges and encumbrances whatsoever, and that Borrower shall and will warrant and forever defend the title thereto unto Lender, it successors and assigns, against the lawful claims of all persons or entities whatsoever, except as shown, if applicable, in Exhibit "B" attached hereto.

1.03  MONTHLY TAX DEPOSITS. If required by Lender following an Event of Default or Default, Borrower will pay to Lender at the same time as the scheduled payments due under the Promissory Note, together with and in addition to the regular installment of principal and interest, until the Promissory Note is fully paid, an amount equal to one-twelfth (1/12) of the yearly taxes and assessments as estimated by Lender to be sufficient to enable Lender to pay at least thirty (30) days before they become due, all taxes, assessments and other similar charges against the Mortgaged Property or any part thereof. Such added payments shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Lender, and no interest shall be payable in respect thereof. Upon demand of Lender, Borrower agrees to deliver to Lender such additional monies as are necessary to make up any deficiencies in the amounts necessary to enable Lender to pay such taxes, assessments and similar charges. In the event of a Default by Borrower in the performance of any of the terms, covenants or conditions in the Promissory Note, Mortgage or other Loan Documents, Lender may apply to the reduction of the sums secured hereby, in such manner as Lender shall determine, any amount under this Paragraph 1.03 of Article I remaining to Borrower's credit.

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1.04 OTHER TAXES, UTILITIES AND LIENS.

A. Borrower will pay promptly, when and as due, and will promptly exhibit to Lender receipts for the payment of all taxes, assessments, water rates, dues, charges, fines and impositions of every nature whatsoever imposed, levied or assessed or to be imposed, levied or assessed upon or against the Mortgaged Property or any part thereof, or upon the interest of Lender in the Mortgaged Property (other than any of the same for which provision has been made in Paragraph l.03 of this Article I), as well as all income taxes, assessments and other governmental charges lawfully levied and imposed by the United States of America or any state, county, municipality, borough or other taxing authority upon Borrower or in respect of the Mortgaged Property or any part thereof, or any charge which, if unpaid, would become a lien or charge upon the Mortgaged Property prior to or equal to the lien of the Mortgage for any amounts secured hereby or would have priority or equality with the Mortgage in distribution of the proceeds of any foreclosure sale of the Mortgaged Property or any part thereof.

B. Borrower will promptly pay all charges by utility companies, whether public or private, for electricity, gas, water, sewer or other utilities.

C. Borrower shall promptly pay and will not suffer any mechanic's, laborer's statutory or other lien which might or could be prior to or equal to the lien of the Mortgage to be created or to remain outstanding upon any of the Mortgaged Property.

1.05 INSURANCE. Borrower will procure for, deliver to and maintain for the benefit of Lender, during the life of this Mortgage, insurance policies in such amounts as Lender shall require, insuring the Mortgaged Property against fire, extended coverage and such other insurable hazards, casualties and contingencies as Lender may require. The form of such policies and the companies issuing them shall be acceptable to Lender. All policies shall contain a New York standard non-contributory mortgagee endorsement making losses payable to Lender. At least fifteen (15) days prior to the expiration date of all such policies, renewals thereof satisfactory to Lender shall be delivered to Lender. Borrower shall deliver to Lender a receipt evidencing the payment of all such insurance policies and renewals. In the event of the foreclosure of this Mortgage or any other transfer of title to the Mortgaged Property in extinguishment of the indebtedness secured hereby, all right, title and interest of Borrower in and to all insurance policies then in force shall pass to the purchaser or grantee.

If an Event of Default or Default shall have occurred, Lender is authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies on the Mortgaged Property, and to collect and receive the proceeds from any such policy or policies. Each insurance company is hereby authorized and directed, under such conditions, to make payments for all such losses, directly to Lender instead of to Borrower and Lender jointly. After deducting from

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said insurance proceeds any expenses incurred by it in the collection or handling of said fund, Lender may apply the net proceeds, at its option, either toward restoring the improvements, or as a credit on any portion of the Mortgage indebtedness selected by it, whether then matured or to mature in the future, or at the option of Lender, such sums either wholly or in part may be paid over to Borrower to be used to repair such buildings, or to build new buildings in their place, or for any other purpose or object satisfactory to Lender, without affecting the lien of the Mortgage for the full amount secured hereby before such payment took place. Lender shall not be held responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

If required by Lender following an Event of Default or Default, Borrower will pay to Lender at the same time as the scheduled payments due under the Promissory Note, together with and in addition to the regular installment of principal and interest and monthly tax deposit (as required by Paragraph 1.03 of Article I herein) until the Promissory Note is fully paid, an amount equal to one-twelfth (1/12) of the yearly premiums for insurance. Such amount shall be used by Lender to pay such insurance premiums when due. Such added payments shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Lender and no interest shall be payable in respect thereof. Upon demand of Lender, Borrower agrees to deliver to Lender such additional monies as are necessary to make up any deficiencies in the amounts necessary to enable Lender to pay such insurance premiums. In the event of a Default by Borrower in the performance of any of the terms, covenants and conditions in the Promissory Note or Mortgage, Lender may apply to the reduction of the sums secured hereby, in such manner as Lender shall determine, any amount paid in accordance herewith remaining to Borrower's credit.

If the Mortgaged Property is ever designated as a part of a flood plain area or any other designation which would make such Mortgaged Property subject to the Federal Flood Insurance Act of 1968, as amended heretofore or hereafter, or any similar law, then Borrower agrees to do everything reasonably possible to comply with the requirements of said law (including all regulations and other requirements applicable thereto) in order that flood insurance will be available to said Borrower. Thereafter, Borrower agrees to obtain for the benefit of Lender an insurance policy satisfactory to Lender in all respects (including amount, insurer, form and otherwise), to deliver such policy to Lender as soon as possible, to pay all expenses in connection therewith and to maintain such insurance in full force and effect at all times at Borrower's expense.

1.06 CONDEMNATION. If all of the Mortgaged Property shall be damaged or taken through condemnation (which term as used in this Mortgage shall include any damage or taking by any governmental authority, and any transfer by private sale in lieu thereof), either temporarily or permanently, the entire indebtedness secured hereby shall at the option of Lender become immediately due and payable. Lender shall be entitled to all compensation, appear in and prosecute, in its own or the Borrower's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages,

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claims, rights of action and proceeds and the right thereto are hereby assigned by Borrower to Lender who, after deducting therefrom all its expenses, including attorney's fees, may release any monies so received by it without affecting the lien of this Mortgage or may apply the same in such manner as Lender shall determine to the reduction of the sums secured hereby, and any balance of such monies then remaining shall be paid to Borrower. Borrower agrees to execute such further assignment of any compensations, awards, damages, claims, rights of action and proceeds as Lender may require.

Notwithstanding the foregoing, if there is a partial taking such that the Mortgaged Property can be repaired and made tenantable, Lender, after deducting its expenses, including reasonable attorney's fees, shall apply the balance of such award, or so much thereof as is necessary, to pay the cost of restoring the Mortgaged Property as nearly as possible to its condition prior to such taking; and the balance, if any, shall be applied to the reduction of the indebtedness hereby secured.

1.07 CARE OF THE PROPERTY.

A. Borrower will preserve and maintain the Mortgaged Property in good condition and repair and will not commit or suffer any waste and will not do or suffer to be done anything which will increase the risk of fire or other hazard to the Mortgaged Property or any part thereof.

B. If the Mortgaged Property or any part thereof is damaged by fire or any other cause, Borrower will give immediate written notice of the same to Lender.

C. Lender is hereby authorized to enter upon and inspect the Mortgaged Property at any time during normal business hours.

D. Borrower will promptly comply with all present and future laws, ordinances, rules and regulations of any governmental authority affecting the Mortgaged Property or any part thereof.

E. Borrower represents, warrants and covenants as follows:

1. no Hazardous Materials (hereinafter defined) have been, are or will be while any part of the indebtedness secured by the Mortgage remains unpaid, contained in, treated, stored, handled, located on, discharged from or disposed of on, or constitute a part of, the Mortgaged Property. As used herein, the term "Hazardous Materials" includes without limitation, any asbestos, urea formaldehyde foam insulation, flammable explosives, radioactive materials, hazardous materials defined, regulated, controlled, limited or prohibited in the Comprehensive Environmental Response Compensation and Liability Act of 1980 (CERCLA), as amended (42 U.S.C. Sections 9601, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservation and Recovery Act (RCRA), as amended (42 U.S.C. Sections 6901 et seq.), the Clean Water Act, as amended (33 U.S.C. Sections 1251, et seq.), the Clean Air Act, as amended (42 U.S.C. Sections 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C.

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Sections 2601 et seq.), and in the rules and regulations adopted and publications promulgated pursuant thereto, and in the rules and regulations of the Occupational Safety Health Administration (OSHA) pertaining to occupational exposure to asbestos, as amended, or in any other federal, state or local environmental law, ordinance, rule, or regulation now or hereafter in effect;

2. no underground storage tanks, whether in use or not in use, are located in, on or under any party of the Mortgaged Property;

3. the Mortgaged Property complies and will comply in all respects with applicable environmental laws, rules, regulations, and court or administrative orders;

4. there are no pending claims or threats of claims by private or governmental or administrative authorities relating to environmental impairment, conditions, or regulatory requirements with respect to the Mortgaged Property;

5. borrower shall give immediate oral and written notice to Lender of its receipt of any notice of a violation of any law, rule or regulation covered hereby, or of any notice of other claim relating to the environmental condition of the Mortgaged Property or of its discovery of any matter which would make the representations, warranties and/or covenants herein to be inaccurate or misleading in any respect;

6. the Borrower promptly shall comply with all present and future laws, ordinances, rules, regulations, orders and decrees of any governmental authority affecting the Mortgaged Property or any part thereof. Without limiting the foregoing, the Borrower represents and covenants that the Mortgaged Property is in present compliance with, and in the future shall comply with, as applicable, the Americans With Disabilities Act of 1990, ("ADA") (42 U.S.C. Sections 12101, et seq.) and the Rehabilitation Act of 1973 ("Rehabilitation Act") (29 U.S.C. Sections 749 et seq.) each such Act as amended from time to time, and in the rules and regulations adopted and publications promulgated pursuant thereto;

7. borrower hereby agrees to indemnify and hold Lender harmless from all loss, cost, damage, claim and expense incurred by Lender on account of (a) the violation of any representation, warranty, and covenant set forth herein, (b) Borrower's failure to perform any obligations of this Paragraph 1.07 (E.) (c) Borrower's failure or the Mortgaged Property's failure to fully comply with all environmental laws, rules and regulations or all other occupational health and safety laws, rules and regulations, with ADA or the Rehabilitation Act as applicable, or (d) any other matter related to environmental conditions on, under or affecting the Mortgaged Property. This indemnification shall survive the closing of the Loan, payment of the Loan, the exercise of any right or remedy under any Loan Documents, any subsequent sale or transfer of the Mortgaged Property, and all similar or related events or occurrences.

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F. If all or any part of the Mortgaged Property shall be damaged by fire or other casualty, Borrower will promptly restore the Mortgaged Property to the equivalent of its original condition, regardless of whether or not there shall be any insurance proceeds therefor. If a part of the Mortgaged Property shall be physically damaged through condemnation, Borrower will promptly restore, repair or alter the remaining Mortgaged Property in a manner satisfactory to Lender. Both of these requirements are contingent upon Lender making available to Borrower the full amount of any insurance proceeds relating to such damage.

1.08 FURTHER ASSURANCES.

A. At any time, and from time to time, upon request by Lender, Borrower will make, execute and deliver or cause to be made, executed and delivered to Lender and, where appropriate, to cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by Lender, any and all such other and further mortgages, instruments of further assurance, certificates and other documents as may, in the opinion of Lender, be necessary or desirable in order to effectuate, complete, enlarge, or perfect, or to continue and preserve the obligation of Borrower under the Promissory Note, this Mortgage and the Loan Documents, and the lien of this Mortgage as a first and prior lien upon all of the Mortgaged Property, whether now owned or hereafter acquired by Borrower. Upon any failure by Borrower so to do, Lender may make, execute and record any and all such mortgages, instruments, certificates and documents for and in the name of Borrower, and Borrower hereby irrevocably appoints Lender the agent and attorney-in-fact of Borrower so to do. The lien hereof will automatically attach, without further act, to all after acquired property attached to and/or used in the operation of the Mortgaged Property or any part thereof.

B. The Lender also shall have and hereby is granted a security interest in all monies, securities and other property of the Borrower, now or hereafter assigned, held, received, or coming into the possession, control, or custody of the Lender by or for the account of the Borrower (including indebtedness due from the Lender to the Borrower, and any and all claims of Borrower against Lender, at any time existing) whether expressly as collateral security, custody, pledge, transmission, collection or for any other purpose, and also upon any and all deposit balances, including any dividends declared, or interest accruing thereon, and proceeds thereof. On an Event of Default, the Lender may, in addition to any other rights provided by this Mortgage or any of the other Loan Documents, but shall not be obligated to, apply to the payment of the Loan or Other Indebtedness secured hereby, and in such manner as the Lender may determine, any such monies, securities or other property held or controlled by the Lender. No such application of funds shall, unless otherwise expressly agreed by the Lender in writing, reduce, alter, delay or otherwise affect any regularly scheduled payment with respect to the Loan or such Other Indebtedness or obligations.

1.09 LEASES AFFECTING MORTGAGED PROPERTY. Borrower will comply with and observe its obligations as landlord under all leases affecting the Mortgaged Property or any part

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thereof. If requested by Lender, Borrower will furnish Lender with executed copies of all leases now or hereafter created on said premises; and all leases now or hereafter entered into will be in form and substance subject to the approval of Lender. Borrower will not accept payment of rent more than one month in advance without the express written consent of Lender. If requested by Lender, Borrower will assign to Lender as additional security, any and all such leases whether now existing or hereafter created, including without limitation, all rents, royalties, issues and profits of the premises from time to time accruing, and will not cancel, surrender or modify any lease so assigned without the written consent of Lender.

1.10 EXPENSES. Borrower will pay or reimburse Lender for all reasonable attorney's fees, costs and expenses incurred by Lender in any proceeding involving the estate of a decedent or an insolvent, or in any action, proceeding or dispute of any kind in which Lender is made a party, or appears as party plaintiff or defendant, affecting the Promissory Note, Mortgage, other Loan Documents, Borrower or Mortgaged Property, including but not limited to, the foreclosure of this Mortgage, any condemnation action involving the Mortgaged Property, or any action to protect the security hereof; and, any such amounts paid by Lender shall be added to the indebtedness and secured by the lien of this Mortgage.

1.11 PERFORMANCE BY LENDER OF DEFAULTS BY BORROWER. If Borrower shall Default in the payment of any tax, lien, assessment or charge levied or assessed against the Mortgaged Property; in the payment of insurance premiums, in the procurement of insurance coverage and the delivery of the insurance policies required hereunder, or in the performance or observance of any other covenant, condition or term of this Mortgage, then Lender, at its option, may perform or observe the same and all payments made for costs or incurred by Lender in connection therewith, shall be secured hereby and shall be, upon demand, immediately repaid by Borrower to Lender with interest thereon at the rate stated in the above described Promissory Note. Lender is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such Default, covenant, condition or term, without thereby becoming liable to Borrower or any person in possession holding under the Borrower.

1.12 INSPECTIONS. Lender shall have the right, and Borrower shall allow Lender, at all times to inspect the Mortgaged Property, and shall permit Lender and its authorized representative: (a) to visit, examine, inspect and make extracts from books and records of Borrower and will discuss with Lender or its representatives the affairs, finances and accounts of Borrower; and (b) to inspect the Mortgaged Property at such reasonable times and as often as may be reasonably requested. Any such inspection shall be solely for the benefit of Lender and neither Borrower nor any third party shall be entitled to claim any loss or damage as a result either of such inspections or the failure to make the same. Borrower shall provide Lender with such financial information as Lender may require, including without limitation, such financial statements and other information as set out in the Loan Agreement executed in connection herewith.

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1.13 ESTOPPEL CERTIFICATES. Borrower shall furnish, within ten (10) days after written request from the Lender, a written statement, duly acknowledged, setting forth the unpaid rent, if any, and whether or not any offsets or demands exist thereto.

1.14 ALIENATION OR SALE OF MORTGAGED PROPERTY. Borrower shall not transfer, assign, sell, mortgage, encumber or otherwise convey all or any portion of the Mortgaged Property, without the Lender's prior written consent, which consent may be approved or refused in Lender's sole discretion but shall not be unreasonably withheld. A change in ownership of Borrower shall constitute a sale of the Mortgaged Property.

ARTICLE II

2.01 EVENT OF DEFAULT. The term "Event of Default" or "Default" wherever used in this Mortgage shall mean any one or more of the following events:

(a) the occurrence of an "Event of Default" as used and defined in the Loan Agreement or any other Loan Document; or

(b) if Borrower shall fail to perform or observe any other covenant, agreement, or provision of this Mortgage, or a breach in any material respect shall exist in any representation or warranty herein contained; or

(c) the failure to make any payment of principal or interest or any other charge under the Promissory Note as and when the same becomes due and payable; or

(d) the sale or other transfer of all or any portion of the Mortgaged Property, or any interest therein without the Lender's prior written consent, which consent may be granted or refused in Lender's sole discretion but shall not be unreasonably withheld; or

(e) the creation or suffering to exist by Borrower of any lien or encumbrance on the Mortgaged Property, other than the lien of this Mortgage, the lien for ad valorem taxes not then delinquent, and matters set forth on Exhibit "B", if any, unless the written consent of the Lender is first obtained, which consent may be granted or refused by the Lender in its sole discretion but shall not be unreasonably withheld.

2.02 ACCELERATION OF MATURITY. If an Event of Default or Default shall have occurred, then the entire principal amount of the indebtedness secured hereby with interest accrued thereon shall, at the option of Lender, become due and payable without notice or demand, time being

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of the essence; and any omission on the part of Lender to exercise such option when entitled to do so shall not be considered as a waiver of such right.

2.03 RIGHT OF LENDER TO ENTER AND TAKE POSSESSION. If an Event of Default shall have occurred and be continuing, Borrower, upon demand of Lender, shall forthwith surrender to Lender the actual possession, and to the extent permitted by law, Lender may enter and take possession of all the Mortgaged Property and may exclude Borrower and Borrower's agents and employees wholly therefrom. Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof and, from time to time (a) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property; (b) insure or keep the Mortgaged Property insured; (c) manage and operate the Mortgaged Property and exercise all the rights and powers of Borrower in its name or otherwise, with respect to the same; (d) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Lender, all as Lender from time to time may determine to be to its best advantage; (e) Lender may collect and receive all the income, revenues, rents, issues and profits of the same, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes); (ii) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements and purchases and acquisitions; (iii) the cost of such insurance; (iv) such taxes, assessments and other charges prior to the lien of this Mortgage as Lender may determine to pay; (v) other proper charges upon the Mortgaged Property or any part thereof; and (vi) the reasonable compensation, expenses and disbursements of the attorneys and agents of Lender. Lender shall apply the remainder of the monies so received by Lender, first, to the payment of accrued interest, then, to the payment of the deposits required in Paragraphs 1.03 and 1.05 and, finally, to the payment of overdue installments of interest and/or principal. Whenever all such Events of Default have been cured and satisfied, Lender may, at its option, surrender possession of the Mortgaged Property to Borrower, Borrower, its successors and assigns. The same right of taking possession, however, shall exist if any subsequent Event of Default shall occur and be continuing.

2.04 RECEIVER. If an Event of Default shall have occurred and be continuing, Lender, upon application to a court of competent jurisdiction, shall be entitled, without notice and without regard to the adequacy of any security for the indebtedness hereby secured or the solvency or any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Mortgaged Property and to collect the rents, profits, issues and revenues thereof. Borrower will pay to Lender upon demand, all expenses, including receiver's fees, attorney's fees, costs and agent's compensation, incurred pursuant to the provisions contained in this Paragraph 2.04; and all such expenses shall be secured by this Mortgage.

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2.05 LENDER'S POWER OF ENFORCEMENT. If an Event of Default shall have occurred and be continuing, Lender may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (a) to enforce payment of the Promissory Note or the performance of any term thereof or any other right; (b) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property, as provided by law; and (c) to pursue any other remedy available to it, all as Lender shall deem most effectual for such purposes. Lender shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, as Lender may determine.

2.06 POWER OF SALE. If an Event of Default shall have occurred, Lender may sell the Mortgaged Property at public outcry to the highest bidder for cash in front of the Courthouse door in the county where said Mortgaged Property is located, either in person or by auctioneer, after having first given notice of the time, place and terms of sale together with a description of the Mortgaged Property to be sold, by publication once a week for three (3) consecutive weeks prior to said sale in some newspaper published in said county and, upon payment of the purchase money, Lender or any person conducting the sale for Lender is authorized to execute to the purchaser at said sale a deed to the premises so purchased. Lender may bid at said sale and purchase said premises, or any part thereof, if the highest bidder therefor. At the foreclosure sale, the Mortgaged Property may be offered for sale and sold as a whole without first offering it in any other manner, or the Mortgaged Property may be offered for sale and sold in any other manner Lender may elect.

2.07 APPLICATION OF FORECLOSURE PROCEEDS. The proceeds of any foreclosure pursuant to Paragraph 2.06 of Article II shall be applied as follows:

(a) first, to the expenses of making the sale, including a reasonable attorney's fee for such services as may be necessary in the collection of said indebtedness or the foreclosure of this Mortgage;

(b) second, to the repayment of any monies, with interest thereon, which Lender may have paid, or become liable to pay, or which it may then be necessary to pay for taxes, insurance, assessments or other charges, liens or debts as hereinabove provided;

(c) third, to the payment and satisfaction of the indebtedness hereby specially secured with interest to date of sale;

(d) fourth, the balance, if any, shall be paid to the party or parties appearing of record to be the owner of the premises at the time of the sale, after deducting any expenses of ascertaining who is such owner.

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2.08 LENDER'S OPTION ON FORECLOSURE. At the option of Lender, this Mortgage may be foreclosed as provided by law or in equity, in which event a reasonable attorney's fee shall, among other costs and expenses, be allowed and paid out of the proceeds of the sale.

2.09  WAIVER OF EXEMPTION. Borrower waives all rights of exemption pertaining to real or personal property as to any indebtedness secured by or that may be secured by this Mortgage, and Borrower waives the benefit of any statute regulating the obtaining of a deficiency judgment or requiring that the value of the premises be set off against any part of the indebtedness secured hereby.

2.10 SUITS TO PROTECT THE MORTGAGED PROPERTY. Lender shall have power (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of the Mortgage; (b) to preserve or protect its interest in the Mortgaged Property and in the income, revenues, rents and profits arising therefrom; and (c) to restrain the enforcement of or compliance with any legislation or other government enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Lender.

2.11 BORROWER TO PAY THE PROMISSORY NOTE ON ANY DEFAULT IN PAYMENT: APPLICATION OF MONIES BY LENDER. If Default shall be made in the payment of any amount due under the Promissory Note or Mortgage, then, upon demand of Lender, Borrower will pay to Lender the whole amount due and payable under the Promissory Note; and, in case Borrower shall fail to pay the same forthwith upon such demand, Lender shall be entitled to sue for and to recover judgment for the whole amount so due and unpaid together with costs, which shall include the reasonable compensation, expenses and disbursements of Lender's agents and attorneys.

2.12 DELAY OR OMISSION NO WAIVER. No delay or omission of Lender or of any holder of the Promissory Note to exercise any right, power or remedy accruing upon any Default shall exhaust or impair any such right, power or remedy, or shall be construed to be a waiver of any such Default or acquiescence therein; and, every right, power and remedy given by this Mortgage to Lender may be exercised from time to time and as often as may be deemed expedient by Lender.

2.13 NO WAIVER OF ONE DEFAULT TO AFFECT ANOTHER. No waiver of any Default hereunder shall extend to or shall affect any subsequent or any other then existing Default or shall impair any rights, powers or remedies consequent thereon.

If Lender (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted herein or in the Promissory Note; (d) releases any part of the Mortgaged Property from the lien of the Mortgage or otherwise changes any of the terms of the Promissory

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Note, Mortgage or other Loan Documents; (e) consents to the filing of any map, plat or replat thereof; (f) consents to the granting of any easement thereon; or (g) makes or consents to any agreement subordinating the lien or charge hereof, any such act or omission shall not release, discharge, modify, change or affect the original liability under the Promissory Note, Mortgage or otherwise of Borrower or any subsequent purchaser of the Mortgaged Property or any part thereof, or any maker, co-signer, endorser, surety or guarantor; nor shall any such act or omission preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any other Default or of any subsequent Default, nor, except as otherwise expressly provided in an instrument or instruments executed by Lender, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation or law or otherwise of all or any part of the Mortgaged Property, Lender, without notice to any person or entity is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the indebtedness secured hereby, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.

2.14 DISCONTINUANCE OF PROCEEDINGS: POSITION OF PARTIES, RESTORED. In case Lender shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to Lender, then, and in every such case, Borrower and Lender shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken.

2.15 REMEDIES CUMULATIVE. No right, power or remedy conferred upon or reserved to Lender by this Mortgage is intended to be exclusive of any right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

ARTICLE III

3.01 SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. Whenever in this Mortgage one of the parties hereto is named or referred to, the heirs, personal representatives, successors and assigns of such party shall be included, and all covenants and agreements contained in this Mortgage by or on behalf of Borrower or by or on behalf of Lender shall bind and inure to the benefit of their respective heirs, personal representatives, successors and assigns, whether so expressed or not.

3.02 HEADINGS AND PRONOUN AND SINGULAR/PLURAL REFERENCES. The headings of the articles, sections, paragraphs and subdivisions of this Mortgage are for convenience

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of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof. The masculine pronoun, wherever herein used, shall mean and include the appropriate feminine or neuter pronoun. Whenever herein used and where appropriate, the singular number shall include the plural and the plural number shall include the singular.

3.03 INVALID PROVISIONS TO AFFECT NO OTHERS. In case any one or more of the covenants, agreements, terms or provisions contained in this Mortgage or in the Promissory Note or any of the other Loan Documents shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and therein shall be in no way affected, prejudiced or disturbed thereby.

3.04 NOTICE TO PARTIES. All notices provided for herein shall be by ordinary mail addressed to the Lender at the mortgagee’s address at the end of this instrument or such other address as the Lender may designate in writing, and to the Borrower at the address of the mortgagor at the end of this instrument or at such other address as the Borrower may designate in writing.. Notice shall be completed by depositing the same in the mail addressed to the party at such address with the proper amount of postage affixed thereto. Actual receipt of notice shall not be required to effect notice hereunder.

3.05 LIEN ON PERSONAL PROPERTY. This Mortgage creates a lien on and grants a security interest in the personal property of Borrower described herein which constitutes part of the Mortgaged Property, and it shall constitute a security agreement under the Alabama Uniform Commercial Code or other law applicable to the creation of liens on personal property. Borrower covenants and agrees to execute, file and refile such financing statements, continuation statements or other documents as Lender shall require from time to time with respect to such personal property. This Mortgage shall constitute a financing statement under the Alabama Uniform commercial Code with Borrower as the "Debtor" and Lender as the "Secured Party", and their respective addresses are set forth in the heading to this instrument. If an Event of Default occurs, the Lender shall have all rights and remedies of a Secured Party under the Alabama Uniform Commercial Code.

3.06 CONFLICT IN LOAN DOCUMENTS. In the event of conflict in the terms of any provision of this Mortgage, the Promissory Note, or the Loan Documents, the terms of the provisions most favorable to the Lender shall apply.

3.07 APPLICABLE LAW. This Mortgage shall be governed in all respects by the laws of the State of Alabama.

IN WITNESS WHEREOF, Borrower has executed these presents as of the year and day first set forth above.

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MAGNETECH INDUSTRIAL SERVICES OF ALABAMA, LLC

By:	/s/ John A. Martell
Name:	John A. Martell
Title:	President

STATE OF INDIANA	)
)
COUNTY OF ST. JOSEPH	)

I, the undersigned authority, a Notary Public in and for said County in said State, hereby certify that John A. Martell, whose name as President, of MAGNETECH INDUSTRIAL SERVICES OF ALABAMA, LLC, a limited liability company, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and official seal this the 31st day of May, 2006.

/s/ James M. Lewis
James M. Lewis, NOTARY PUBLIC
My Commission Expires: Feb. 09, 2008
Mortgagor's mailing address:

1125 South Walnut St.,
South Bend, Indiana 46619

Mortgagee’s mailing address:

825 3rd Avenue, 14th Floor
New York, New York 10022

This instrument prepared by:
Ferrell S. Anders
ANDERS, BOYETT & BRADY, P.C.
One Maison Building
3800 Airport Blvd., Ste 203
Mobile, AL 36608
(251) 344-0880